============================================================================


                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-5674

      Date of Report (date of earliest event reported): AUGUST 15, 2002


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


              MISSOURI                               43-0905260
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                        63017-3406
(Address of principal executive offices)             (Zip Code)


                               (314) 854-3800
            (Registrant's telephone number, including area code)



============================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99       Quarterly Report to Shareholders,
                                    dated August 15, 2002

ITEM 9.           REGULATION FD DISCLOSURE

                  Quarterly Report to Shareholders dated August 15, 2002 and mailed to Shareholders on August 22, 2002, furnished pursuant to Regulation FD.


                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2002

                                ANGELICA CORPORATION



                                By: /s/ T. M. Armstrong
                                   --------------------------------------------
                                   T. M. Armstrong
                                   Senior Vice President-Finance and
                                   Administration and Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------

99            Quarterly Report to Shareholders, dated August 15, 2002.